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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                             ____________________

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 23, 2000

                             ____________________

                            Alberto-Culver Company
            (Exact name of registrant as specified in its charter)


           Delaware                          1-5050                36-2257936
(State or other jurisdiction of         (Commission File         (IRS Employer
incorporation or organization)              Number)          Identification No.)

                             2525 Armitage Avenue
                        Melrose Park, Illinois   60160
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (708) 450-3000


                             ____________________
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Item 5.   Other Events.

     On March 23, 2000, the registrant completed the acquisition of Pro-Line Corporation, a leading manufacturer and marketer of personal care products for the African-American market, headquartered in Dallas, Texas. Pro-Line manufacturers and markets products under the brand names of SOFT & BEAUTIFUL and JUST FOR ME.

     Alberto-Culver USA, Inc. ("Alberto USA"), a subsidiary of the registrant, has agreed in principle to the terms of a consent agreement with the United States Environmental Protection Agency (the "EPA") relating to a hazardous and special waste container storage area (the "Storage Area") located at an Alberto USA facility in Melrose Park, Illinois. In an administrative complaint filed by the EPA against Alberto USA on June 7, 1999, the EPA alleged, among other things, that Alberto USA had stored certain hazardous materials at the Storage Area for a period in excess of the period permitted by EPA regulations. As part of the consent agreement, Alberto USA will, without admitting or denying the factual allegations or conclusions of law contained in such complaint, agree to pay the EPA a civil penalty of $104,000 and to take certain other remedial actions with a view to the eventual closure of the Storage Area. Alberto USA expects the EPA to execute the consent agreement during March 2000 and has already closed the Storage Area.

Item 7.   Financial Statements and Exhibits.

     Exhibit
     Number                       Description of Exhibit
     ------                       ----------------------

      10(k)* Form of Key Executive Deferred Compensation Agreement between Alberto-Culver Company and certain of its officers, and schedule setting forth the registrant's named executive officers (as defined in Item 402 of Regulation S-K) who are parties to such an agreement and the material terms of each such named executive officer's agreement.

------------------------------------------
* This exhibit is a management contract or compensatory plan or arrangement of the registrant.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALBERTO-CULVER COMPANY



                                   By: /s/ William J. Cernugel
                                       -------------------------
                                       William J. Cernugel
                                       Senior Vice President


Dated: March 24, 2000

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                            ALBERTO-CULVER COMPANY
                            ----------------------

                                 Exhibit Index
                                 -------------

     Exhibit
     Number                       Description of Exhibit
     ------                       ----------------------

      10(k) Form of Key Executive Deferred Compensation Agreement between Alberto-Culver Company and certain of its officers, and schedule setting forth the registrant's named executive officers (as defined in Item 402 of Regulation S-K) who are parties to such an agreement and the material terms of each such named executive officer's agreement.

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